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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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By Loan Type               please use more rows if there are other type of loans

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                                           No. of                          % of        Wt. Avg.                      Wt. Avg.
                                           Mortgage      Principal         Principal   Gross      %       Wt. Avg.   Effective
                                           Loans         Balance           Balance     Coupon     ARM     FICO       Combined LTV
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ARM - 6 Month                                        1         271,274         0.04        6.61   100       706                 100
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ARM - 2 Year/6 Month                             1,935     332,473,906        52.33       7.789   100       608               83.86
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ARM - 3 Year/6 Month                               265      39,682,119         6.25       7.389   100       611                86.2
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ARM - 5 Year/6 Month                                10       2,143,751         0.34        6.77   100       620               77.54
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ARM - 2 Year/6 Month Balloon 30/40                   6       1,741,070         0.27       7.064   100       613               86.26
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ARM - 3 Year/6 Month Balloon 30/40                   1         389,328         0.06       7.325   100       565                  80
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Interest Only ARM - 5 Year/6 Month                   8       2,407,718         0.38       6.648   100       665               84.72
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Interest Only ARM - 2 Year/6 Month                 533     157,465,727        24.78       6.709   100       671               93.04
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Interest Only ARM - 3 Year/6 Month                 116      29,000,722         4.56       6.574   100       665               94.12
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Fixed                                              739      69,763,035        10.98        8.25     0       640               81.22
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                                                                                               %
                                      Wt. Avg. Debt-    % Full         %            % Owner    Investor
                                      to-Income Ratio   Documentation  Refinancing  Occupied   Properties
---------------------------------------------------------------------------------------------------------
ARM - 6 Month                                  43.81               0            0         100          0
---------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                            41.1           53.58        68.13       94.52       4.77
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ARM - 3 Year/6 Month                           41.02           62.56        56.63       95.25       3.84
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ARM - 5 Year/6 Month                           37.83           88.67         95.8       88.39      11.61
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ARM - 2 Year/6 Month Balloon 30/40             45.71           43.11        60.51         100          0
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ARM - 3 Year/6 Month Balloon 30/40             40.93               0          100         100          0
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Interest Only ARM - 5 Year/6 Month             41.99           72.15        80.29       91.69          0
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Interest Only ARM - 2 Year/6 Month             41.94           29.47        31.32       95.63       3.38
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Interest Only ARM - 3 Year/6 Month             42.61           37.71        26.18         100          0
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Fixed                                          39.69           64.23        73.33       97.18        2.6
---------------------------------------------------------------------------------------------------------

By Original IO Term           please use more rows if there are other type of IO products
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                                           No. of                          % of        Wt. Avg.                      Wt. Avg.
                                           Mortgage      Principal         Principal   Gross      %       Wt. Avg.   Effective
                                           Loans         Balance           Balance     Coupon     ARM     FICO       Combined LTV
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24                                             95       29,963,585          15.84       6.661       100      663        89.66
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36                                              5          892,700           0.47       6.592       100      601        77.66
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60                                            558      158,259,877          83.64       6.691     99.85      672        93.82
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120                                             1          103,500           0.05        7.25         0      698           90
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                                                                                                   %
                                          Wt. Avg. Debt-    % Full         %            % Owner    Investor
                                          to-Income Ratio   Documentation  Refinancing  Occupied   Properties
-------------------------------------------------------------------------------------------------------------
24                                          38.35              41.58            50.41        94.77      3.53
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36                                          38.87              80.73              100          100         0
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60                                          42.79              29.15            27.22        96.52      2.69
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120                                         47.23                100              100          100         0
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By Occupancy Status

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                                           No. of                          % of        Wt. Avg.                      Wt. Avg.
                                           Mortgage      Principal         Principal   Gross      %       Wt. Avg.   Effective
                                           Loans         Balance           Balance     Coupon     ARM     FICO       Combined LTV
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Owner Occupied                                3,428      605,929,656      95.37       7.462     88.81      629         86.64
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2nd / Vacation / Other                           26        4,640,885       0.73       8.165      96.6      661         86.44
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Investment                                      160       24,768,110        3.9       7.809     92.69      669         81.96
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                                                                                                  %
                                         Wt. Avg. Debt-    % Full         %            % Owner    Investor
                                         to-Income Ratio   Documentation  Refinancing  Occupied   Properties
------------------------------------------------------------------------------------------------------------
Owner Occupied                                41.34           49.2            57.45         100           0
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2nd / Vacation / Other                        40.31          37.01            41.72           0           0
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Investment                                    38.27          39.11            50.21           0         100
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By Documentation

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                                           No. of                          % of        Wt. Avg.                      Wt. Avg.
                                           Mortgage      Principal         Principal   Gross      %       Wt. Avg.   Effective
                                           Loans         Balance           Balance     Coupon     ARM     FICO       Combined LTV
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Full Doc                                    2,008      309,508,896          48.72       7.506     85.52      611         84.2
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Limited Doc                                    70        9,154,479           1.44       7.527     89.49      638        89.53
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Stated Doc                                  1,521      313,679,153          49.37        7.45     92.37      648        88.59
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No Doc                                         15        2,996,122           0.47       7.964     98.06      678        86.41
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                                                                                                   %
                                          Wt. Avg. Debt-    % Full         %            % Owner    Investor
                                          to-Income Ratio   Documentation  Refinancing  Occupied   Properties
-------------------------------------------------------------------------------------------------------------
Full Doc                                      40.69             100            71.81      96.32         3.13
-------------------------------------------------------------------------------------------------------------
Limited Doc                                   40.54               0            43.66      96.42         1.16
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Stated Doc                                    41.76               0            43.13      94.74         4.55
-------------------------------------------------------------------------------------------------------------
No Doc                                            0               0            31.56      60.88        23.35
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Debt-to-Income Ratio Distribution

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                                           No. of                          % of        Wt. Avg.                      Wt. Avg.
                                           Mortgage      Principal         Principal   Gross      %       Wt. Avg.   Effective
                                           Loans         Balance           Balance     Coupon     ARM     FICO       Combined LTV
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<= 30.00                                     520          71,432,209       11.24        7.69     83.52      623           80.6
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30.01 - 35.00                                396          61,265,392        9.64       7.518     88.89      630          83.78
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35.01 - 40.00                                549          94,489,906       14.87       7.485     85.93      634          87.24
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40.01 - 45.00                                878         161,493,032       25.42       7.411     91.31      634          88.12
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45.01 - 50.00                              1,028         200,089,718       31.49       7.457      90.9      634          88.61
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50.01 - 55.00                                230          43,799,966        6.89       7.435     87.47      606           82.4
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55.01 - 60.00                                 13           2,768,428        0.44       7.613     94.08      604          81.71
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                                                                                                %
                                       Wt. Avg. Debt-    % Full         %            % Owner    Investor
                                       to-Income Ratio   Documentation  Refinancing  Occupied   Properties
----------------------------------------------------------------------------------------------------------
<= 30.00                                   23.48           59.88            72.54        88.83       9.82
----------------------------------------------------------------------------------------------------------
30.01 - 35.00                              32.68           55.22            62.65        93.88       5.04
----------------------------------------------------------------------------------------------------------
35.01 - 40.00                               37.7           45.68            55.21        96.72       2.57
----------------------------------------------------------------------------------------------------------
40.01 - 45.00                               42.6           42.77            51.95         96.7       2.71
----------------------------------------------------------------------------------------------------------
45.01 - 50.00                              47.61           43.69            52.08        96.43       3.09
----------------------------------------------------------------------------------------------------------
50.01 - 55.00                              52.44           71.32            68.28        96.58       2.47
----------------------------------------------------------------------------------------------------------
55.01 - 60.00                              57.59           72.07            76.34        77.98      22.02
----------------------------------------------------------------------------------------------------------

Wt. Avg. DTI = 41.22

Silent Seconds

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                                           No. of                          % of        Wt. Avg.                      Wt. Avg.
                                           Mortgage      Principal         Principal   Gross      %       Wt. Avg.   Effective
                                           Loans         Balance           Balance     Coupon     ARM     FICO       Combined LTV
---------------------------------------------------------------------------------------------------------------------------------
Yes                                         853         199,260,705          31.36       6.799   98.45     670         99.31
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                    %
                                           Wt. Avg. Debt-    % Full         %            % Owner    Investor
                                           to-Income Ratio   Documentation  Refinancing  Occupied   Properties
--------------------------------------------------------------------------------------------------------------
Yes                                             42.63           31.82         13.77        98.78         0.94
--------------------------------------------------------------------------------------------------------------

Effective Combined LTV (taking into account the silent seconds) = 86.46